PDI, Inc.

NASDAQ: PDII
www.pdi-inc.com
April 2, 2008

Forward-Looking Statements
This presentation and accompanying narrative contain forward-looking statements regarding future events and financial performance.These statements involve a number of risks and uncertainties and are based on numerous assumptions involving judgments with respect to future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond PDI's control. Some of the important factors that could cause actual results to differ materially from those indicated by the forward-looking statements are general economic conditions, the termination of or material reduction in the size of any of our customer contracts, the loss by our or our customers' intellectual property rights, our ability or inability to secure new business to offset the recent loss of customer contracts and the terms of any replacement business we secure, changes in our operating expenses, FDA, legal or accounting developments, competitive pressures, failure to meet performance benchmarks in significant contracts, changes in customer and market requirements and standards, the impact of any stock repurchase programs, the adequacy of the reserves PDI has taken, the financial viability of certain companies whose debt and equity securities we hold, the outcome of certain litigation, PDI's ability to implement its current and future business plans, and the risk factors detailed from time to time in PDI's periodic filings with the Securities and
Exchange Commission, including without limitation, PDI's Annual Report on Form 10-K for the year ended December 31, 2007 and PDI's subsequently filed quarterly reports on Form 10-Q and current reports on Form 8-K. The forward-looking statements in this presentation are based upon management's reasonable belief as of today. PDI undertakes no obligation to revise or update publicly any forward-looking statements for any reason.

Leader in contract sales and
provider of a broad spectrum of
commercialization services
to the pharmaceutical industry
About PDI

Investment Highlights
• 20 years of innovative solutions

 – Historical leadership in contract sales
 – Diversified marketing services offerings

• Extensive, proven experience with top pharma companies

• Experienced management team

• Clear strategy for growth
 – Competencies and new products supporting sales force excellence
 – Innovating new solutions to address evolving customer needs in both the established and emerging marketplaces

• Strong balance sheet with $107M in cash, no debt
 – No collateralized securities

History of building and leading high quality teams
with many pharmaceutical clients
Extensive Contract Sales Experience
(Selected Assignments)

Specialty Sales Teams by Therapeutic Area & Size
…As Well as Specialty Teams

Number of Years - Partnership with PDI
Quality and Performance Drive Long-term
Strategic Partnerships

$0.0
$1.0
$2.0
$3.0
$4.0
$5.0
$6.0
(Data reflects sales during tenure with PDI)
Multiple Contracts
Clients Consistently Chose PDI to Sell
Their Biggest Growth Drivers

New Commercial Models Require:
1) Optimization of resources
2) Greater impact with less resources
3) Downsizing of sales forces
Pharmaceutical Industry Challenges
• Blockbuster products facing generic entrants
• Delays in product approvals
• Managed care influence strengthening
• Critical need to optimize commercial resources

Revenue	$ 117
Operating Income	(14)
Net Income	(10)
EPS	$ (0.72)
2007 Results ($’s in millions, except EPS)

By 2011…
• The number of pharma sales reps likely will decline to
 approximately 80,000 from a peak of 110,000 (90,000 today)
• CSO penetration should increase to approximately 15% from
 5% today
• CSO market size could double to more than $1.2B

 – Big pharma will continue to be a large portion of the market
 – Emerging pharma will contribute to the growth

Perspectives on CSO Market Trends

• Strengthen business
 development
• Deliver flawless
 execution
• Create innovative,
 distinctive CSO
 offerings
1) Regain Leadership
 in Critical CSO
 Business
• Focus on most
 attractive, prioritized
 commercial services
• Build / acquire
 capabilities to offer
 services
• Integrate new
 businesses with PDI
2) Expand
 Complementary
 Sales / Marketing
 Services
• Co-promotion through
 full product
 commercialization
• Fund and manage
 sales / marketing in
 revenue sharing
 agreement
3) Product
 Commercialization
Specific Initiatives are being Implemented
to Execute our Strategic Plan

Dedicated Teams	Select Access™	Pulsing Teams	Talent Acquisition	Strategic Staffing	Vacancy Coverage
• Dedicated primary care, specialty and hospital teams	• Leveraged team of 500 flex -time representatives	• Surge in share of voice for defined periods	• Proven and economical method to hire directly to your headcount	• Variable field force structure to address evolving portfolio needs	• Temporary coverage for leaves of absence
Proprietary Database of Experienced Pharma Representatives Pre-certified for Project Assignments
PDI Sales Support Services

 • Focus on most attractive, prioritized commercial
 services
 • Build/acquire capabilities to offer services
 • Integrate new businesses with PDI
Expand Complementary Commercialization
Services

Decision Support Services	Scientific Support Services	Marketing Support Services	Sales Support Services
Primary Market Research	CME Programs	Peer Interaction Programs	Dedicated Sales Teams
Targeting/Sales Analytics	Phase III Protocol Development	Traditional/Interactive Agencies	Talent Acquisition
Landscape Assessment	KOL ID and Development	Speaker’s Bureau Management	Rep Sales/Product Training
Forecasting	Publication Planning/Management	Web Communities/ E-detailing	ON DEMAND Sales Solutions
Market/Competitive Analysis	Investigator/ Congress/Advisory Meetings	Sampling	Compliance Management

Defining
Developing
Delivering
Deploying
Commercialization Process Timeline
White: Current Business
Yellow: Future/planned
Four Business Areas

Strategic	Must clearly fall into one of PDI’s strategic segments • Decision Support Services • Scientific Support Services • Marketing Support Services • Sales Support Services
Capabilities	Strong preference for new capability vs. adding to existing ones
Leadership	Potential to become one of Top 5 companies in its space
Management	Must have superior management, willing to continue with PDI for at least 3 years or 1 year past earn-out, whichever is longer
Profitable	Must be profitable on a trailing 12-month basis
Growth	Must have clear potential to grow top line at a minimum of 15% and operating income at a minimum of 20%
Payback	Initial price plus any earn-out must be paid back (pre-tax) within 5 years
EPS Accretion	Must be accretive to EPS within 12 months of acquisition
Synergies	Business and cost rationalization
Acquisition Criteria

PDI Product Commercialization
• Investing in and managing the marketing and selling
 of products in exchange for a share of revenue
 – Mature and/or under-promoted
 – About to launch in established markets
• Natural extension of core business
 – Leverage Sales Services, analytical and tactical capabilities
• Opportunity to realize better margins and longer-term
 contracts
 – Patent holder maintains legal, medical affairs, regulatory, manufacturing and distribution responsibilities
 – Potential up-front investment

Emerging Pharma

• Maintain control of product commercialization
• Phased build of commercialization expertise
• Achieve full pharma multiples
Value for Big and Emerging Pharma
Big Pharma
• Decrease in internal infrastructure is creating outsourced opportunities
 – Products no longer supported by internal sales forces
 – Brands outside strategic emphasis
 – Late stage lifecycle brands

Product Commercialization Due Diligence
• Extensive promotional response modeling to
 determine optimum level of investment
• Use of TVG qualitative and quantitative market
 research with known current users and past users to
 quantify opportunity
• Additional analysis of managed care, medical,
 regulatory, legal, manufacturing, patent, pipeline
 dynamics

Mike Marquard CEO	>30 years of pharmaceutical sales experience including senior positions at Mylan Labs, Wyeth and Lederle
Jeff Smith CFO	>30 years of broad-based pharma, finance and general management experience including Pliva and Alpharma
Kevin Connolly President of Diversified Marketing Services	>25 years of pharmaceutical sales and marketing experience including Bristol-Myers Squibb, Elsevier Science and Cardinal Health
Nancy Connelly SVP Sales Support Services	>15 years of pharmaceutical sales, sales management, operations and general management experience with PDI
David Stievater SVP Emerging Pharma	>10 years of pharmaceutical consulting experience including ImpactRx and Monitor Company Group
Nancy McCarthy EVP Human Resources	>20 years of human resource leadership at Avaya and Datascope
Jo Ann Saitta SVP Information Technology	>20 years of information technology strategic planning at Prudential Financial and IBM Global Services
PDI Executive Team

2007 / 2008 Major Accomplishments
✓ Won $40M in new CSO business in 2007
✓ Won $18M in new CSO business in 1Q08
✓ New business wins in top-10, mid-size and specialty companies

✓ Launched and winning business for all additional PDI ON
 DEMAND sales support services
✓ Inroads continue to be made in emerging pharma through
 leveraged services with TVG, VIM and alliance partners

Well Positioned for Growth
• Clear and Executable Strategy
 – Regain CSO Leadership
 – Expand Commercialization Services
 • Acquisition or Internal Build
 – Product Commercialization
 • CSO Growth
 – Favorable market trends - more outsourcing
 – Believe the Market with Grow to over $1.2 billion
 – Will benefit as the Industry leader
 • Commercialization Services
 – Internal growth of existing businesses
 – Acquisition
 • Product Commercialization
 – Commitment to pursue
 – Favorable market dynamics - significant number of possibilities